Exhibit 24.2
                          ANHEUSER-BUSCH, INCORPORATED
                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch, Incorporated, a Missouri corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) amendments to the existing Registration Statement on Form S-3 (Registration Statement No. 333-31477) relating to the debt securities of Anheuser-Busch Companies, Inc. and of the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said amendments and
(ii) proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of Anheuser-Busch Companies, Inc. and of the Company in a principal amount of $750,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of December 10, 1998.

         /s/ AUGUST A. BUSCH III                    /s/ JAMES F. HOFFMEISTER
   ------------------------------------     ------------------------------------
           August A. Busch III                       James F. Hoffmeister
         Chairman of the Board                          Director and
      and Chief Executive Officer                Vice President-Administration
     (Principal Executive Officer)               (Chief Financial Officer)

         /s/ JOHN F. KELLY                         /s/ W. RANDOLPH BAKER
   ------------------------------------     ------------------------------------
           John F. Kelly                             W. Randolph Baker
                 Controller                               Director
      (Principal Accounting Officer)

         /s/ MICHAEL J. BROOKS                     /s/ AUGUST A. BUSCH IV
   ------------------------------------     ------------------------------------
        Michael J. Brooks                            August A. Busch IV
                 Director                                  Director

         /s/ MARIE C. CARROLL   `                  /s/ JOSEPH L. GOLTZMAN
   ------------------------------------     ------------------------------------
            Marie C. Carroll                        Joseph L. Goltzman
                 Director                                Director

          /s/ JOHN E. JACOB                        /s/ DONALD W. KLOTH
   ------------------------------------     ------------------------------------
            John E. Jacob                            Donald W. Kloth
                 Director                               Director

     /s/ STEPHEN K. LAMBRIGHT                     /s/ ALOYS H. LITTEKEN
   ------------------------------------     ------------------------------------
        Stephen K. Lambright                       Aloys H. Litteken
                 Director                               Director

    /s/ DOUGLAS J. MUHLEMAN                      /s/ ANTHONY T. PONTURO
   ------------------------------------     ------------------------------------
        Douglas J. Muhleman                       Anthony T. Ponturo
                  Director                              Director

         /s/ WILLIAM L. RAMMES
   ------------------------------------     ------------------------------------
        William L. Rammes                             Jesus Rangel
              Director                                  Director

      /s/ JOSEPH P. SELLINGER                  /s/ WAYMAN F. SMITH III
   ------------------------------------     ------------------------------------
            Joseph P. Sellinger                     Wayman F. Smith III
                  Director                                Director
                                 /s/ PATRICK T. STOKES
                                 -------------------------------
                                     Patrick T. Stokes
                                         Director